Prospectus Supplement -- Dec. 17, 2004*

AXP Small Cap Advantage Fund (May 28, 2004) S-6427-99 H

The "Principal Investment Strategies" section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalizations of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and oversight of the subadviser. The Fund's assets are managed in part by AEFC and in part by Kenwood Capital Management LLC (Kenwood) (the Subadviser), an indirect subsidiary of AEFC.

AEFC and Kenwood manage the Fund to provide diversified exposure to the small cap segment of the U.S. stock market. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks across a wide range of industries.

Kenwood

Kenwood buys stocks based on a largely quantitative analysis of valuation and earnings. This selection discipline favors companies that exhibit:

o Attractive valuations, based on measures such as the ratio of stock price to company earnings or free cash flow per share.

o Improving earnings, based on trends in analysts' estimates or earnings that were better than expected.

Kenwood will normally sell a stock holding if:

o  The stock becomes expensive relative to other stocks in the sector.

o  The company's financial performance fails to meet expectations.

AEFC

AEFC buys stocks based on quantitative analysis of valuation, momentum, and quality adjusted valuation. In selecting securities for the Fund, AEFC chooses companies with:

o  Attractive valuations and the potential for earnings growth.

o  Improving earnings outlook, based on analysis of return patterns over time.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o  The security is overvalued relative to other potential investments.

o  The company does not meet AEFC's performance expectations.

The rest of the section remains unchanged.




S-6427-22 A (12/04)

Valid until next update
* Destroy May 30, 2005